UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                           PROSPECT ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

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
           Maryland                      333-114552                      43-2048643
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer Identification
        incorporation)                                                    Number)
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                  10 East 40th Street, New York, New York 10016
               (Address of principal executive offices) (Zip Code)

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                                 (212) 448-0702
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS
Item 8.01         Other Events.

On January 31, 2005, Prospect Energy Corporation ("Prospect") provided financing to Unity Virginia Holdings LLC as described in its press release attached as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

     Exhibit No.                 Description of Document
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         99.1           Press Release dated February 1, 2005


     This Form 8-K may contain, among other things, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to Prospect Energy's plans, objectives, expectations and intentions and other statements identified by words such as "may," "could," "would," "will," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans" or other similar expressions. We base such statements on currently available operating, financial and competitive information; such statements are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue reliance on such forward-looking statements, as they speak only as of the date on which they are made. Additional information regarding these and other risks and uncertainties is contained in our periodic filings with the Securities and Exchange Commission.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROSPECT ENERGY CORPORATION
                                        (Registrant)


                                        By:   /s/  John F. Barry III
                                             ----------------------------------
                                             Name:    John F. Barry III
                                             Title:     Chief Executive Officer



Date:    February 1, 2005